Exhibit 10.6
AMENDMENT NUMBER ONE
TO THE
L3HARRIS RETIREMENT SAVINGS PLAN

WHEREAS, L3Harris Technologies, Inc., a Delaware corporation (“L3Harris”), heretofore has adopted and maintains the L3Harris Retirement Savings Plan, as amended and restated effective January 1, 2020 (the "Plan");

WHEREAS, pursuant to Section 17.1 of the Plan, the Employee Benefits Committee (the “Committee”) of L3Harris has the authority to amend the Plan;

WHEREAS, pursuant to Section 13.3 of the Plan, the Committee has delegated certain of such amendment authority to L3Harris’s head of global benefits (currently, the Senior Director, Global Benefits) (the “Head of Global Benefits”); and

WHEREAS, the Head of Global Benefits desires to amend the Plan to include hazard and hardship pay as eligible compensation.

NOW, THEREFORE, BE IT RESOLVED, that effective February 1, 2020, clause (c) within the definition of “Compensation” set forth in Article 2 of the Plan hereby is amended to read as follows:

(c) hazard or hardship pay, overtime premium, additional compensation in lieu of overtime premium or shift differential;

APPROVED by the HEAD OF GLOBAL BENEFITS on this 19th day of February, 2020.

/s/ Allison Oncel
Allison Oncel
Senior Director, Global Benefits

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